T. Rowe Price Growth Stock ETF

Supplement to Prospectus and Summary Prospectus dated April 30, 2025

T. Rowe Price Growth Stock Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective April 1, 2026, Eric DeVilbiss will join James Stillwagon as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. DeVilbiss was originally with T. Rowe Price from 2006 to 2010 and returned to T. Rowe Price in 2012.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2026, Eric DeVilbiss will join James Stillwagon as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. DeVilbiss was originally with the Firm from 2006 to 2010 and rejoined the Firm in 2012, and his investment experience dates from 2006. During the past five years, he has served as an equity research analyst and an associate portfolio manager in the Firm’s U.S. Equity Division.

The date of this supplement is February 2, 2026.

G72-041   2/2/26